Exhibit s.

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND (NEA)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a trustee of the above-referenced organizations (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering securities of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 23rd day of May 2018.

/s/ Margo L. Cook
Margo L. Cook

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND (NEA)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a trustee of the above-referenced organizations (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering securities of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 23rd day of May 2018.

/s/ Jack B. Evans
Jack B. Evans

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND (NEA)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a trustee of the above-referenced organizations (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering securities of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 23rd day of May 2018.

/s/ William C. Hunter
William C. Hunter

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND (NEA)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a trustee of the above-referenced organizations (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering securities of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 23rd day of May 2018.

/s/ Albin F. Moschner
Albin F. Moschner

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND (NEA)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a trustee of the above-referenced organizations (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering securities of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 23rd day of May 2018.

/s/ John K. Nelson
John K. Nelson

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND (NEA)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a trustee of the above-referenced organizations (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering securities of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 23rd day of May 2018.

/s/ William J. Schneider
William J. Schneider

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND (NEA)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a trustee of the above-referenced organizations (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering securities of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 23rd day of May 2018.

/s/ Judith M. Stockdale
Judith M. Stockdale

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND (NEA)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a trustee of the above-referenced organizations (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering securities of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 23rd day of May 2018.

/s/ Carole E. Stone
Carole E. Stone

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND (NEA)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a trustee of the above-referenced organizations (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering securities of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 23rd day of May 2018.

/s/ Terence J. Toth
Terence J. Toth

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND (NEA)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a trustee of the above-referenced organizations (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering securities of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 23rd day of May 2018.

/s/ Margaret L. Wolff
Margaret L. Wolff

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND (NEA)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a trustee of the above-referenced organizations (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering securities of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 23rd day of May 2018.

/s/ Robert L. Young
Robert L. Young